UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor

Cambridge, MA 02142

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2014, Zalicus Inc. (“Zalicus”) entered into an Amendment No. 1 to the Agreement and Plan of Merger and Reorganization, by and between Zalicus and Epirus Biopharmaceuticals, Inc., a privately held biopharmaceutical company (“Epirus”) (the “Amendment”). The Amendment amends the Agreement and Plan of Merger and Reorganization, dated as of April 15, 2014, by and among Zalicus, Epirus and BRunning, Inc., a wholly-owned subsidiary of Zalicus (as amended, the “Merger Agreement”) to (i) specify that the proposed amendment to Zalicus’ Amended and Restated 2004 Incentive Plan (the “2004 Plan Amendment”) to increase the number of shares of Zalicus common stock available for issuance thereunder by 3,000,000 shares should be determined after the effectiveness of the amendment to the sixth amended and restated certificate of incorporation of Zalicus which effects a reverse split of Zalicus common stock at a ratio to be mutually agreed to by Zalicus and Epirus, and (ii) remove the approval of the 2004 Plan Amendment by the Zalicus stockholders as a condition to the closing of the merger contemplated in the Merger Agreement (the “Merger”). In addition, pursuant to the terms of the Amendment, two directors of the combined company resulting from the Merger are to be designated by Epirus (subject to the reasonable consent of Zalicus) following the completion of a mutually agreeable director search and selection process, provided that such persons shall be named at least seven days prior to the mailing of the proxy statement to the stockholders of Zalicus.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Epirus or Zalicus or the solicitation of any vote or approval. In connection with the proposed transaction, Zalicus will file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. The joint proxy statement/prospectus will contain important information about Epirus, Zalicus, the transaction and related matters. Epirus and Zalicus will mail or otherwise deliver the joint proxy statement/prospectus to their respective stockholders when it becomes available. Investors and security holders of Epirus and Zalicus are urged to read carefully the joint proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Investors and security holders of Zalicus will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by Zalicus through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Zalicus will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting Zalicus, Attn: Justin Renz, jrenz@zalicus.com. Investors and security holders of Epirus will be able to obtain free copies of the joint proxy statement/prospectus for the merger by contacting Epirus, Attn: Edward Scott, escott@epirusbiopharma.com.

Epirus and Zalicus, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between Epirus and Zalicus. Information regarding Zalicus’ directors and executive officers is contained in Zalicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 14, 2014, as amended by Zalicus’ 10-K/A, filed with the SEC on April 30, 2014, and will also be available in the joint proxy statement/prospectus that will be filed by Zalicus with the SEC in connection with the proposed transaction. Information regarding Epirus’ directors and officers and a more complete description of the interests of Zalicus’ directors and officers in the proposed transaction will be available in the joint proxy statement/prospectus that will be filed by Zalicus with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the transaction, the amount of Zalicus’ net cash at closing, the prospects for prospects for commercializing or selling any medicines or other products, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Epirus, Zalicus or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. Epirus and Zalicus caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by Epirus or Zalicus to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization, if any, of Epirus’ or Zalicus’ proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks that Epirus or Zalicus may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect Zalicus’ business, financial conditions and results of operations are contained in Zalicus’ filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent Epirus’ and Zalicus’ estimate as of the date hereof only, and Epirus and Zalicus specifically disclaim any duty or obligation to update forward-looking statements.

Other risks and uncertainties are more fully described in Zalicus’ Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC, as amended by Zalicus’ 10-K/A, and in other filings that Zalicus makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described above under “Important Additional Information will be Filed with the SEC.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made herein speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.

By:	/s/ Justin A. Renz
	Name:	Justin A. Renz
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 8, 2014

Index to Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Agreement and Plan of Merger and Reorganization, dated as of May 7, 2014, by and between Zalicus Inc. and Epirus Biopharmaceuticals, Inc.